UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2025

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TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Pima Center Parkway, Suite 250

Scottsdale, Arizona 85258

(Address of Principal Executive Offices) (Zip Code)

(480) 305-8910

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 11, 2025, TPI Composites, Inc. (the “Company”) issued a press release announcing that the Company and certain of its direct and indirect subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative, poses substantial risks, and is subject to potential restrictions imposed by the Bankruptcy Court. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases. The Company expects that holders of the Company’s common stock will not receive distributions in the Chapter 11 Cases, and that the equity will be canceled under a chapter 11 plan. The Company expects that its common stock will be delisted from the Nasdaq Global Market and begin trading in the over-the-counter (OTC) market. Accordingly, the Company urges caution with respect to existing and future investments in its common stock.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding TPI Composites, Inc.’s expectations with respect to operating in the normal course, the Chapter 11 process, the Company’s debtor-in-possession financing (“DIP Financing”), and the potential delisting and future trading of the Company’s common stock, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements contained in this Current Report on Form 8-K, but are not limited to, statements about:

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others:

•	risks attendant to the bankruptcy process, including the Company's ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 Cases, including with respect to the DIP Financing;
•	the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company's restructuring process, on the Company's liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases);
•	the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders;
•	the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases;
•	objections to the Company’s restructuring process, the DIP Financing, or other pleadings filed that could protract the Chapter 11 Cases;
•	risks associated with third-party motions in the Chapter 11 Cases;
•	Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general;
•	the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Financing and any other financing arrangements;
•	employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; and
•	risks associated with the expected delisting of the Company’s common stock by the Nasdaq Global Market and trading of the Company’s common stock on the over-the-counter (OTC) market.

These forward-looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. We have described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the United States Securities and Exchange Commission (SEC) on February 20, 2025, as supplemented in the Company's Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025 the principal risks and uncertainties that we believe could cause actual results to differ from these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events.

The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this Current Report on Form 8-K. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of August 11, 2025 issued by TPI Composites, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: August 11, 2025	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer